Impairment Charges	12 Months Ended
Dec. 31, 2011
Impairment Charges [Abstract]
Impairment Charges
Impairment Charges
Based on a combination of factors and developments, we determined that our goodwill and certain finite lived tangible and intangible assets were likely impaired in early August 2011. Management concluded that these factors and developments, were deemed “triggering” events as defined in the guidance for goodwill:

•
After we had experience with the Adenyo acquisition and reported our quarterly results and outlook in early August, our stock price declined significantly. Our stock price declined from $18.57 at December 31, 2010 to $13.16 on April 14, 2011 (the date of the Adenyo acquisition) to under $6.00 in early August 2011;

•
We experienced significant changes in our management. In August 2011, our Chief Executive Officer, Chief Financial Officer, Chief Development Officer and our Senior Vice President and General Counsel, were terminated from their positions with us;

•	Our business climate changed;

•
The results from testing for recoverability under the Impairment or Disposal of Long-Lived Assets Subsections of the property, plant and equipment guidance of a significant asset group within a reporting unit indicated there was impairment (details below); and

•
With respect to our acquisition of Adenyo, (i) the expected synergies between research and development, data center consolidation, product development, sales and marketing did not materialize to the extent we had expected (due in part to difficulties in integrating the operations, management information systems and internal controls, technologies, products, and personnel) and (ii) we lost several of the key employees of Adenyo following the acquisition.

Further, since the results of the recoverability test of goodwill was also a triggering event for long-lived assets, we considered the guidance for property, plant and equipment which states that, “A long-lived asset (asset group) shall be tested for recoverability whenever events or changes in circumstances indicate that its carrying amount may not be recoverable.” We experienced such events and changes in circumstances through, among others:

•	The significant decrease in our stock price (as discussed above);

•	A significant adverse change in the business climate (as discussed above); and

•
A current-period operating or cash flow loss combined with a history of operating or cash flow losses or a projection or forecast that demonstrates continuing losses associated with the use of a long-lived asset (asset group).

Property, Plant and Equipment Impairment Test
We reviewed the guidance for property, plant and equipment which states that “[f]or purposes of recognition and measurement of an impairment loss, a long-lived asset or assets shall be grouped with other assets and liabilities at the lowest level for which identifiable cash flows are largely independent of the cash flows of the assets and liabilities.” Based on this, we identified five asset groups for the purposes of our impairment loss measurement.

In performing the property, plant and equipment impairment test, we first determined the carrying value of the asset groups, reviewed the assets held in each of those five asset groups, excluding goodwill, and identified the primary asset of each asset group. Goodwill was not included because all of the asset groups were defined at a level below the goodwill reporting unit level. As of the July 31, 2011 impairment test date, none of the asset groups met all of the criteria necessary to be classified as held for sale. As a result, all asset groups subject to impairment testing were classified as held and used. Pursuant to the guidance, an impairment loss is recognized for a long-lived asset (group) that is held and used if the sum of its estimated future undiscounted cash flows used to test for recoverability is less than its carrying value.

Our analysis indicated that for three of the five asset groups, the results of the undiscounted cash flows were less than the carrying value of the asset group. This resulted in an impairment of the assets within each asset group recognized as the difference between the fair value and the carrying value of the asset group. Of the three asset groups for which the undiscounted cash flows were less than the carrying value, one specifically related to the French assets purchased in connection with our acquisition of Adenyo. Impairment of $10,973 of intangible assets was directly attributable to the French technology and customer relationships acquired from Adenyo and is included within discontinued operations. The remaining $21,343 of intangible asset impairment related to the other two impaired asset groups associated with the North American and International carrier businesses. These two asset groups did not include assets purchased from Adenyo.

Goodwill impairment test
With the completion of the property, plant and equipment impairment test, we completed our goodwill impairment analysis at the level of the reporting unit. As discussed above, it was determined that we have one reporting unit for purposes of evaluating goodwill for impairment and the impairment test was thus performed for the consolidated operations of the Company.

In performing the goodwill impairment test, we compared the implied fair value of goodwill to its carrying value by performing a business combination fair value analysis according to the guidance for business combinations, where the fair value of the reporting unit or company is the purchase price for the reporting unit or the company. In estimating the purchase price, we utilized the discounted cash flow method of the income. We also compared the results with our market capitalization based on our stock price as a reasonableness check on our conclusions. We then used a hypothetical purchase price allocation to allocate a portion of the estimated purchase price to goodwill.

As a result of the impairment test performed as of July 31, 2011, we recorded an estimated impairment charge in the third quarter of 2011. Additionally, in the fourth quarter of 2011, we performed our annual impairment test, which resulted in no additional impairment, and we finalized our estimated impairment charge from the third quarter.

In 2009, we determined the customer list and the capitalized software acquired during the acquisition of a messaging business was impaired. Our projected cash flow analysis did not support the carrying value of the intangible asset or the capitalized software. Therefore, we recorded a $1,902 charge to fully impair the customer list and a $3,268 charge to fully impair the capitalized software during 2009. In addition, we recorded an impairment charge of $319 related to capitalized software that was no longer in use.

The following table outlines our impairment charges:

	Year ended December 31,
	2011	2010	2009
Goodwill	$(124,305)	$—	$—
Intangible assets	(9,918)	—	1,902
Property and equipment	(6,300)	—	3,587
Assets held for sale	—	—	317
Total impairment charges	$(140,523)	$—	$5,806

Impairment charges are recognized in Impairment charges on the Consolidated Statements of Operations.